Exhibit 99.1

JELD-WEN Announces Closing of $350 Million Senior Notes Offering

Charlotte, N.C. – August 22, 2024 – JELD-WEN Holding, Inc. (“JELD-WEN”) (NYSE: JELD) today announced the completion of its offering of $350 million of 7.000% senior unsecured notes due 2032 (the “Notes”) in a private placement exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Notes are guaranteed by JELD-WEN, Inc., the main operating subsidiary of JELD-WEN (“JWI”), and by each of JWI’s domestic subsidiaries that guarantee indebtedness under JWI’s term loan facility. The Notes will mature on September 1, 2032, unless earlier redeemed in accordance with their terms.

The Notes were offered and sold in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any state or jurisdiction. The Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

This press release shall not constitute an offer to sell or the solicitation of an offer to purchase the Notes, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About JELD-WEN

JELD-WEN Holding, Inc. (NYSE: JELD) is a leading global designer, manufacturer and distributor of high-performance interior and exterior doors, windows, and related building products serving the new construction and repair and remodeling sectors. Based in Charlotte, North Carolina, the company operates facilities in 15 countries in North America and Europe and employs approximately 18,000 associates dedicated to bringing beauty and security to the spaces that touch our lives. The JELD-WEN family of brands includes JELD-WEN® worldwide, LaCantina® and VPI™ in North America, and Swedoor® and DANA® in Europe. For more information, visit corporate.JELD-WEN.com or follow LinkedIn.

Forward-Looking Statements

This press release contains forward-looking statements. All statements other than statements of historical fact contained in this press release are forward-looking statements, including all statements regarding the offering of the Notes. Forward-looking statements are generally identified by our use of forward-looking terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “potential”, “predict”, “seek”, or “should”, or the negative thereof or other variations thereon or comparable terminology. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans, expectations, assumptions, estimates, and projections of our management. Although we believe that these statements are based on reasonable expectations, assumptions, estimates and projections, they are only predictions and involve known and unknown risks, many of which are beyond our control, that could cause actual outcomes and results to be materially different from those indicated in such statements.

Our actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2023 and our other filings with the U.S. Securities and Exchange Commission.

The forward-looking statements included in this press release are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this release.

Media Contact:

Melissa Farrington

Vice President, Enterprise Communications

262-350-6021

mfarrington@jeldwen.com

Investor Relations Contact:

James Armstrong

Vice President, Investor Relations

704-378-5731

jarmstrong@jeldwen.com